CTBC BANK
中國信託銀行

PRIVATE & CONFIDENTIAL

27th February 2025

ATTENTION: SUPER MICRO COMPUTER, INC. TAIWAN

RE: The Summary of Short-Term Credit Facilities

According to Super Micro's needs of bank facilities, CTBC BANK CO., LTD. has approved bank facilities, and summarized terms are listed as below:

<table>
<tr><th>Product Type
<facility no.></th><th>Credit Line Amount</th><th>Tenor</th><th>Interest Rate</th><th>Notes</th></tr>
<tr><td>Short Term Revolving Loan
/
Guarantee
<TW00026207></td><td>TWD1800M/
TWD100M</td><td rowspan="4">12M</td><td>Bargaining Rate /
5‰ p.a.</td><td>1. Collateral: BaDe factory (Shared)
2. Guarantee line is included in Short Term Loan.</td></tr>
<tr><td>Short Term Revolving Loan
<TW00184241></td><td>USD40M</td><td>Bargaining Rate</td><td>1. Collateral: BaDe factory (Shared)
2. Facility drawn shall directly wired into OBU loan purpose account.</td></tr>
<tr><td>Export/Import O/A Loan
<TW00056080>
(Revolving)</td><td>USD105M</td><td rowspan="2">Bargaining Rate</td><td rowspan="2">1. Collateral: NA
2. Drawdown Tenor:
Export O/A - 120 Days; Import O/A - 90 Days
3. Suppliers' invoice(s) or PO(s) list is required upon drawdown. For pre-shipment financing, may accept PO to the supplier. If SMCI as a supplier, disbursement shall remit to her account with CTBC Bank USA and then remitted to non-affiliated suppliers. Related evidence shall be provided within 1 month after loan drawdown. If the transaction is between parent and the obligor, the supplier can be exempted from remittance by providing evidence that SMCI has paid to the supplier within 2 months before the drawdown date.
4. Drawdown amount shall not exceed total amount(100%) of trade docs (invoices, POs, AR List, AP List...etc).
5. Import O/A loans could be converted to TWD loans.</td></tr>
<tr><td>Import O/A Loan
<TW00216356>
(Revolving)</td><td>USD80M</td></tr>
<tr><td>Total</td><td colspan="4">USD185M
<TW00026207> + <TW00184241> ≦ TWD1800M
<TW00026207> + <TW00184241> + <TW00056080> ≦ USD105M</td></tr>
</table>

CTBC BANK
中國信託銀行

Bargaining Rate:

- USD: COF+0.70%; TWD: I1+0.70% (pre-tax)*: for loans repaid before quarter ends (Mar 31st , Jun 30th , Sep 30th , Dec 31st).
- USD: COF+0.75%; TWD: I1+0.75% (pre-tax)*: for loans drawn across quarter ends.

COF: CTBC BANK's cost of USD fund.

I1: CTBC BANK's cost of TWD fund.

* Business tax and stamp duty shall be borne by the Borrower. The actual interest rate bear by the Borrower will be the above rates divided by 0.946.

Collateral:

- BaDe factory: Mortgaged amount TWD3,360M.

Yours Faithfully,
For and on behalf of
CTBC BANK CO., LTD.